Ivy Funds

Supplement dated June 9, 2011 to the

Ivy Funds Statement of Additional Information dated July 30, 2010 and as supplemented October 7, 2010, November 19, 2010, December 1, 2010

and March 8, 2011

The following replaces the first and second paragraphs of the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-Fundamental Investment Restrictions and Limitations — Investment in debt securities” section on page 41 of the Ivy Funds statement of additional information:

Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Global Bond Fund, and Ivy International Balanced Fund may not invest more than 35% of its total assets in non-investment grade debt securities.

Each of Ivy Balanced Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Dividend Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Energy Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund may invest up to 10% of its total assets in non-investment grade debt securities.

The following replaces the sixth paragraph of the “Investment Advisory and Other Services — Shareholder Services” section on page 85 of the Ivy Funds statement of additional information:

With respect to Class R shares, each Fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.25 of 1% of the average daily net assets of the Class for the preceding month.

Supplement	Prospectus	1